                                                                       EXHIBIT Q

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company II, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company II, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of October, 2006.


                                        By: /s/ THOMAS BROWN
                                            ------------------------------------
                                            Thomas Brown
                                            Trustee

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company II, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company II, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of October, 2006.


                                        By: /s/ JUDITH CRAVEN
                                            ------------------------------------
                                            Judith L. Craven
                                            Trustee

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company II, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company II, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of October, 2006.


                                        By: /s/ WILLIAM DEVIN
                                            ------------------------------------
                                            William F. Devin
                                            Trustee

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company II, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company II, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of October, 2006.


                                        By: /s/ TIMOTHY EBNER
                                            ------------------------------------
                                            Timothy J. Ebner
                                            Trustee

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company II, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company II, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of October, 2006.


                                        By: /s/ GUSTAVO GONZALES
                                            ------------------------------------
                                            Gustavo E. Gonzales
                                            Trustee

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company II, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company II, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of October, 2006.


                                        By: /s/ NORMAN HACKERMAN
                                            ------------------------------------
                                            Norman Hackerman
                                            Trustee

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company II, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company II, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of October, 2006.


                                        By: /s/ PETER HARBECK
                                            ------------------------------------
                                            Peter A. Harbeck
                                            Trustee

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company II, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company II, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of October, 2006.


                                        By: /s/ JOHN LANCASTER
                                            ------------------------------------
                                            John W. Lancaster
                                            Trustee

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company II, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company II, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of October, 2006.


                                        By: /s/ KENNETH LAVERY
                                            ------------------------------------
                                            Kenneth J. Lavery
                                            Trustee

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company II, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company II, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of October, 2006.


                                        By: /s/ BEN LOVE
                                            ------------------------------------
                                            Ben H. Love
                                            Trustee

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned, Director of VALIC Company II, does hereby constitute and appoint Nori L. Gabert, Gregory N. Bressler, and Evelyn M. Curran, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements on Form N-1A or Form N-14 of VALIC Company II, and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of October, 2006.


                                        By: /s/ JOHN MAUPIN, JR.
                                            ------------------------------------
                                            John E. Maupin, Jr.
                                            Trustee